Exhibit (h)(28)

                  DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

                   FEE INFORMATION FOR SERVICES PROVIDED UNDER
                        ADMINISTRATIVE SERVICES AGREEMENT

  Amendment to Service Agreement Dated December 29, 2000, Effective January 1,
                                      2003

         As compensation for the services provided under the Administrative Services Agreement dated December 29, 2000, the Administrator shall receive from the Trust, from each Class the following Class Administrative Fee, each paid monthly based on average daily net assets of the Series or Class, as applicable, according to the following annualized fee schedule effective January 1, 2003:

--------------------------------------------------------------------
              Fund Name                    Class        Fee Rate
                                                          (bps)
--------------------------------------------------------------------
Scudder Global                               A            47.5
Scudder Global                               B            49.6
Scudder Global                               C            48.5
Scudder Global                               S            47.0
Scudder Global                             AARP           47.0
--------------------------------------------------------------------
Scudder Gr Europe Growth                     A            46.5
Scudder Gr Europe Growth                     B            48.0
Scudder Gr Europe Growth                     C            47.0
Scudder Gr Europe Growth                     S            45.5
Scudder Gr Europe Growth                   AARP           45.5
--------------------------------------------------------------------
Scudder International                        A            67.0
Scudder International                        B            69.0
Scudder International                        C            68.0
Scudder International                        I            26.5
Scudder International                        S            56.5
Scudder International                      AARP           66.5
--------------------------------------------------------------------
Scudder Healthcare                           A            55.0
Scudder Healthcare                           B            57.0
Scudder Healthcare                           C            56.0
Scudder Healthcare                           I            45.0
Scudder Healthcare                           S            54.0
Scudder Healthcare                         AARP           54.0
--------------------------------------------------------------------
Scudder Technology Innovation                A            69.0
Scudder Technology Innovation                B            73.0
Scudder Technology Innovation                C            72.0
Scudder Technology Innovation                S            70.0
Scudder Technology Innovation              AARP           70.0
--------------------------------------------------------------------
Scudder Balanced                             S            44.5
Scudder Balanced                           AARP           44.5
--------------------------------------------------------------------

               Amendment to Service Agreement Dated April 4, 2002
                                   (continued)

--------------------------------------------------------------------
              Fund Name                    Class        Fee Rate
                                                          (bps)
--------------------------------------------------------------------

Scudder Capital Growth                       A            42.0
Scudder Capital Growth                       B            43.5
Scudder Capital Growth                       C            42.5
Scudder Capital Growth                       I            17.0
Scudder Capital Growth                       S            41.0
Scudder Capital Growth                     AARP           41.0
Scudder Capital Growth                 Institutional      27.5
--------------------------------------------------------------------
Scudder Growth and Income                    A            50.0
Scudder Growth and Income                    B            52.0
Scudder Growth and Income                    C            51.0
Scudder Growth and Income                    S            49.0
Scudder Growth and Income                  AARP           36.0
Scudder Growth and Income              Institutional      27.5
--------------------------------------------------------------------
Scudder Large Comp Value                     A            40.5
Scudder Large Comp Value                     B            42.5
Scudder Large Comp Value                     C            41.5
Scudder Large Comp Value                     I            16.0
Scudder Large Comp Value                     S            40.0
Scudder Large Comp Value                   AARP           40.0
--------------------------------------------------------------------

                  Deutsche Investment Management Americas, Inc.
                                 345 Park Avenue
                             New York, NY 10154-0010

December 3, 2002


Scudder Funds
345 Park Avenue
New York, NY  10154-0010



Scudder Funds
2 International Place
Boston, MA  02110



Re:  Termination of Administrative Services Agreement for Unitary Fee
     ----------------------------------------------------------------

To Whom it May Concern,

         This notice is provided to each Scudder Fund (and its series) that has in effect an Administrative Services Agreement between the Fund and Deutsche Investment Management Americas Inc. This notice is provided under sections VII & VIII of that Agreement. We hereby terminate all the Administrative Services Agreements effective as of September 30, 2003.




                                   DEUTSCHE INVESTMENT
                                   MANAGEMENT AMERICAS, INC.


                             By:   /s/William F. Glavin
                                   ---------------------------------------------
                           Name:   William F. Glavin
                                   ---------------------------------------------
                          Title:   Managing Director
                                   ---------------------------------------------

                  DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

                         Contractual Expense Limitations

Deutsche Investment Management Americas, Inc. (the "Adviser") agrees to contractually waive all or a portion of its management fee and reimburse or pay operating expenses of each Fund to the extent necessary to maintain the Fund's total operating expenses at no more than the expense ratios listed below, for the period October 1, 2003 through September 30, 2005. The following expenses are excluded from the expense limitation: (aa) salaries and other compensation of any of the Fund's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Adviser or its subsidiaries or affiliates; (bb) taxes, if any, levied against the Fund or any of its series; (cc) brokerage fees and commissions in connection with the purchase and sale of portfolio securities for any of the series; (dd) costs, including the interest expenses, of borrowing money; (ee) fees and expenses of Board members who are not officers, employees, or stockholders of the Adviser or its subsidiaries or affiliates, and the fees and expenses of any counsel, accountants, or any other persons engaged by such Board members in connection with the duties of their office with the Fund; (ff) extraordinary expenses, including extraordinary legal expenses to the extent authorized by the Board, as may arise, including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Fund to indemnify its Board members, officers, employees, shareholders, distributors, and agents with respect thereto; (gg) organizational and offering expenses of the Fund and the series to the extent authorized by the Board, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and
(hh) any expenses allocated to a specific series pursuant to a Rule 12b-1 distribution plan.

---------------------------------------------------------------------------------------
                      Fund                           Class       Expense Caps (b.p.)
---------------------------------------------------------------------------------------
Scudder 21st Century Growth                            A                150.0
                                                       B                150.0
                                                       C                150.0
                                                       I                150.0
                                                       S                150.0
                                                     AARP               150.0
---------------------------------------------------------------------------------------
Scudder Development                                    S                150.0
                                                     AARP               150.0
---------------------------------------------------------------------------------------
Scudder Global Discovery                               A                150.0
                                                       B                150.0
                                                       C                150.0
                                                       S                150.0
                                                     AARP               150.0
---------------------------------------------------------------------------------------
Scudder Large Company Growth                           A                105.0
                                                       B                105.0
                                                       C                105.0
                                                       I                105.0
                                                       S                105.0
                                                     AARP               105.0
---------------------------------------------------------------------------------------


                         Contractual Expense Limitations
                                   (continued)

---------------------------------------------------------------------------------------
                      Fund                           Class       Expense Caps (b.p.)
---------------------------------------------------------------------------------------
Scudder Small Company Stock                            A                150.0
                                                       B                150.0
                                                       C                150.0
                                                       S                150.0
                                                     AARP               150.0
---------------------------------------------------------------------------------------
Scudder Small Company Value                            A                150.0
                                                       B                150.0
                                                       C                150.0
                                                       S                150.0
---------------------------------------------------------------------------------------
Scudder High Yield Tax Free                            A                90.0
                                                       B                90.0
                                                       C                90.0
                                                       S                90.0
                                                     AARP               90.0
                                                 Institutional          75.0
---------------------------------------------------------------------------------------
Scudder Managed Muni Bonds                             A                80.0
                                                       B                80.0
                                                       C                80.0
                                                       S                80.0
                                                     AARP               80.0
                                                 Institutional          54.0
---------------------------------------------------------------------------------------
Scudder Massachusetts Tax Free                         A                80.0
                                                       B                80.0
                                                       C                80.0
                                                       S                80.0
                                                     AARP               80.0
---------------------------------------------------------------------------------------
Scudder Medium Term Tax Free                           A                80.0
                                                       B                80.0
                                                       C                80.0
                                                       S                80.0
                                                     AARP               80.0
---------------------------------------------------------------------------------------
Scudder Tax Free Money                                 S                80.0
                                                     AARP               80.0
---------------------------------------------------------------------------------------
Scudder Cash Investment Trust                          S                100.0
                                                     AARP               100.0
---------------------------------------------------------------------------------------
Scudder US Treasury Money                              S                100.0
                                                     AARP               100.0
---------------------------------------------------------------------------------------
Scudder MM Series: Institutional                 Institutional          15.0
Scudder MM Series: Managed                          Managed             20.0
Scudder MM Series: Premium                             S                50.0
Scudder MM Series: Premium                           AARP               50.0
Scudder MM Series: Prime                               S                50.0
Scudder MM Series: Prime                             AARP               50.0
---------------------------------------------------------------------------------------


                                       2

                         Contractual Expense Limitations
                                   (continued)

---------------------------------------------------------------------------------------
                      Fund                           Class       Expense Caps (b.p.)
---------------------------------------------------------------------------------------

Scudder Emerging Markets Growth                        A                175.0
                                                       B                175.0
                                                       C                175.0
                                                       S                175.0
                                                     AARP               175.0
---------------------------------------------------------------------------------------
Scudder Emerging Markets Income                        A                140.0
                                                       B                140.0
                                                       C                140.0
                                                       S                140.0
                                                     AARP               140.0
---------------------------------------------------------------------------------------
Scudder Gold and Precious Metals                       A                150.0
                                                       B                150.0
                                                       C                150.0
                                                       S                150.0
                                                     AARP               150.0
---------------------------------------------------------------------------------------
Scudder Latin America                                  A                175.0
                                                       B                175.0
                                                       C                175.0
                                                       M                175.0
                                                       S                175.0
                                                     AARP               175.0
---------------------------------------------------------------------------------------
Scudder Pacific Opportunities                          A                175.0
                                                       B                175.0
                                                       C                175.0
                                                       S                175.0
                                                     AARP               175.0
---------------------------------------------------------------------------------------
Scudder GNMA                                           S                90.0
                                                     AARP               90.0
---------------------------------------------------------------------------------------
Scudder High Yield Opportunity                         A                105.0
                                                       B                105.0
                                                       C                105.0
                                                       S                105.0
                                                     AARP               105.0
---------------------------------------------------------------------------------------
Scudder Income                                         A                90.0
                                                       B                90.0
                                                       C                90.0
                                                       I                90.0
                                                       S                90.0
                                                     AARP               90.0
---------------------------------------------------------------------------------------
Scudder Short Term Bond                                A                90.0
                                                       B                90.0
                                                       C                90.0
                                                       S                90.0
                                                     AARP               90.0
---------------------------------------------------------------------------------------


                                       3

                         Contractual Expense Limitations
                                   (continued)

---------------------------------------------------------------------------------------
                      Fund                           Class       Expense Caps (b.p.)
---------------------------------------------------------------------------------------

Scudder Global Bond                                    A                130.0
                                                       B                130.0
                                                       C                130.0
                                                       S                130.0
                                                     AARP               130.0
---------------------------------------------------------------------------------------
Scudder S&P 500 Index                                  S                50.0
                                                     AARP               50.0
---------------------------------------------------------------------------------------
Scudder Select 1000 Growth                             A                100.0
                                                       B                100.0
                                                       C                100.0
                                                       S                100.0
                                                     AARP               100.0
---------------------------------------------------------------------------------------
Scudder Select 500                                     A                100.0
                                                       B                100.0
                                                       C                100.0
                                                       S                100.0
                                                     AARP               100.0
---------------------------------------------------------------------------------------
Scudder Global                                         A                145.5
                                                       B                147.5
                                                       C                146.5
                                                       S                144.5
                                                     AARP               144.5
---------------------------------------------------------------------------------------
Scudder Gr Europe Growth                               A                146.5
                                                       B                148.0
                                                       C                147.0
                                                       S                145.5
                                                     AARP               145.5
---------------------------------------------------------------------------------------
Scudder International                                  A                134.5
                                                       B                136.5
                                                       C                135.5
                                                       I                93.5
                                                       S                124.0
                                                     AARP               134.0
---------------------------------------------------------------------------------------
Scudder Healthcare                                     A                140.0
                                                       B                142.0
                                                       C                141.0
                                                       I                130.0
                                                       S                139.0
                                                     AARP               139.0
---------------------------------------------------------------------------------------
Scudder Technology Innovation                          A                152.0
                                                       B                158.0
                                                       C                157.0
                                                       S                155.0
                                                     AARP               155.0
---------------------------------------------------------------------------------------
Scudder Balanced                                       S                91.5
                                                     AARP               91.5
---------------------------------------------------------------------------------------


                                       4

                         Contractual Expense Limitations
                                   (continued)

---------------------------------------------------------------------------------------
                      Fund                           Class       Expense Caps (b.p.)
---------------------------------------------------------------------------------------
Scudder Capital Growth                                 A                100.0
                                                       B                101.5
                                                       C                100.0
                                                       I                75.0
                                                       S                99.0
                                                     AARP               99.0
                                                 Institutional          86.0
---------------------------------------------------------------------------------------
Scudder Growth and Income                              A                95.0
                                                       B                97.0
                                                       C                96.0
                                                       S                94.0
                                                     AARP               80.5
                                                 Institutional          73.0
---------------------------------------------------------------------------------------
Scudder Large Comp Value                               A                100.5
                                                       B                102.0
                                                       C                101.0
                                                       I                75.0
                                                       S                99.5
                                                     AARP               99.5
---------------------------------------------------------------------------------------





                                       5